UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 2, 2019 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, Suite B, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2019, Brandi L. Roberts resigned her position as Chief Financial Officer and Secretary of Reva Medical, Inc. (the “Company”), effective January 4, 2019, to pursue other opportunities.

On January 2, 2019, the Board of Directors of the Company appointed Leigh F. Elkolli, the Company’s current Senior Director of Finance and Corporate Controller, as Chief Financial Officer and Corporate Secretary, effective January 4, 2019.  Ms. Elkolli will succeed Ms. Roberts as the Company’s principal financial officer and principal accounting officer.

Ms. Elkolli, age 47, has served as the Company’s Senior Director of Finance and Corporate Controller since August 2017. Prior to her tenure with the Company, Ms. Elkolli served as Director of Finance of Avidity Biosciences LLC from October 2013 to August 2017. From June 2010 to October 2013, Ms. Elkolli served as Director of Finance and Controller of ImpediMed Inc.  Prior to that, Ms. Elkolli served in a variety of roles, most recently as an audit manager, at Ernst & Young, LLP from September 2003 until June 2010.  She is a certified public accountant with the State of California. Ms. Elkolli received an A.S. in Accounting from the Champlain College and a B.B.A. in Accounting from Western Connecticut State University.

There are no family relationships between Ms. Elkolli and any director, executive officer or person nominated or chosen to become a director. Ms. Elkolli does not have a direct or indirect material interest in any transaction or arrangement in which the Company is a participant.

The Company intends to enter into a new employment agreement with Ms. Elkolli reflecting her new position with the Company, the details of which will be disclosed once executed.

On January 3, 2019 PST, the Company issued a press release announcing the changes described above, which press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Announcement entitled, “Leigh Elkolli Promoted to Chief Financial Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: January 3, 2019	/s/ Regina E. Groves
Regina E. Groves
Chief Executive Officer